Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT dated as of September 15, 2003 (the "AGREEMENT") is made and entered into by and among Skyride Associates, LLC, a Delaware Limited Liability Company ("PURCHASER"), and the security and debt holders of the Company listed on Schedule 1.1 hereto (collectively the "SELLERS" and each individually a "SELLER").

                              W I T N E S S E T H:

         WHEREAS, the Sellers own shares of Series A convertible participating preferred stock, par value $.001 per share (the "SERIES A PREFERRED STOCK") , and warrants to purchase shares of common stock, par value $.001 per share (the "WARRANTS") of Skyline Multimedia Entertainment, Inc., a New York corporation (the "COMPANY"), in the amounts set forth on Schedule 1.1 hereto; and

         WHEREAS, the Sellers are lenders under a Senior Credit Agreement dated as of December 20, 1996 entered by and among the Company, certain of its Subsidiaries (as defined below) and the Sellers (or their predecessors), as amended (the "SENIOR CREDIT AGREEMENT") and hold senior promissory notes issued pursuant to the Senior Credit Agreement (the rights of the Sellers with respect to loans made under the Senior Credit Agreement (as evidenced by the Senior Credit Agreement and senior promissory notes issued pursuant thereto) are known as the "SENIOR PROMISSORY NOTES") and are lenders under a Senior Secured Credit Agreement dated as of May 20, 1998 entered by and among the Company, certain of its Subsidiaries (as defined below) and the Sellers (or their predecessors), as amended (the "SENIOR SECURED CREDIT AGREEMENT") and hold senior secured demand promissory notes issued pursuant to the Senior Secured Credit Agreement (the rights of the Sellers with respect to loans made under the Senior Secured Credit Agreement (as evidenced by the Senior Credit Agreement and senior secured demand promissory notes issued pursuant thereto) are known as the "SENIOR SECURED DEMAND NOTES");

         WHEREAS, the Senior Secured Demand Notes, the Series A Preferred Stock, the Senior Promissory Notes listed on Schedule 1.1 hereto and the obligation of the Company listed on Item 3 of Schedule 1.1(b) hereto are known as the "SECURITIES"; and

         WHEREAS, the Sellers desire to sell to the Purchaser and the Purchaser desires to purchase from the Sellers all of the Securities and Warrants owned and held by the Sellers, on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

1.       SALE AND PURCHASE OF SECURITIES


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         1.1 SALE AND PURCHASE. Subject to the satisfaction of the terms and conditions herein set forth, and in reliance upon the respective representations and warranties of the parties set forth herein or in any document delivered pursuant hereto, each of the Sellers severally and not jointly (on behalf of itself and its Affiliates (as defined below)) hereby sells, assigns and transfers to the Purchaser, free and clean of any liens, claims, charges, security interests, restrictions or encumbrances of any kind ("LIENS"), and the Purchaser hereby purchases from such Seller, at the Closing (as hereinafter defined), all of the Securities, which Securities are set forth opposite each such Seller's name on Schedule 1.1 hereto as well as the other rights referred to in Section 1.2.

         1.2 ASSIGNMENT. Each Seller hereby assigns, transfers and sets over to the Purchaser any and all of such Seller's claims, rights, causes of action, title, and interest in, relating to, arising from, and that may be asserted in connection with the obligations of the Company under such Seller's Securities (in each case as set forth on Schedule 1.1 hereto), and, in the case of the Series A Preferred Stock does hereby irrevocable constitute and appoint _______________, as such Seller's attorney to transfer such shares of Series A Preferred Stock on the books of the Company with full power of substitution in the premises.

         Each Seller also hereby assigns, transfers and sets over to the Purchaser any other securities (including the Warrants, common stock, options, warrants or other similar rights to acquire securities of the Company or any Subsidiary (as such term is defined in Section 2.3 of this Agreement)), and all debts, obligations, claims or other rights of or against the Company or any Subsidiary, owned and held by such Seller (or its Affiliates), including all of such Seller's respective rights, title and interest in and to all instruments, contracts, documents and agreements of any kind related to the Securities and the Warrants.

         1.3 PURCHASE PRICE. The aggregate purchase price ("PURCHASE PRICE") for
(i) all of the Securities to be purchased by the Purchaser from the Sellers and
(ii) all other securities to be transferred by the Sellers to the Purchaser on the Closing Date or thereafter (as described in Section 1.2), in each case pursuant to this Agreement, shall be $6,000,000, with the amount to be paid to each Seller set forth next to such Seller's name on Schedule 1.1 (each such amount being referred to as a Seller's "SELLER PURCHASE PRICE").

         1.4 CLOSING. Subject to the provisions of this Agreement, the purchase and sale of the Securities shall take place at the closing (the "CLOSING") at the offices of Fischbein Badillo Wagner Harding on the date of this Agreement. The date and time of such Closing are herein referred to as the "CLOSING DATE." At the Closing, or in the case of (a), as soon thereafter as possible, (a) each Seller shall deliver to the Purchaser the certificates or other documentation representing the Securities owned and held by such Seller and (b) Purchaser shall deliver to each Seller its Seller Purchase Price by certified check or wire transfer of immediately available funds to an account designated by the applicable Seller.

2.       REPRESENTATIONS AND WARRANTIES OF THE SELLERS

         Each of the Sellers, severally and not jointly, represents and warrants (only with respect to itself and the Securities it owns) to the Purchaser as follows:


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         2.1 OWNERSHIP OF SECURITIES. Schedule 1.1 sets forth all of the
Securities held of record or beneficially owned by such Seller. Each Seller has good and valid title to the Securities set forth opposite such Seller's name on
Schedule 1.1, free and clear of any Liens. Other than with respect to those being transferred pursuant to this Agreement, no Seller is a party to any option, warrant, right, contract, call, put or other agreement or commitment providing for the disposition or acquisition of any security or any other obligation of the Company or any Subsidiary. No Seller is a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any capital stock of the Company. Upon consummation of the sale of the Securities set forth opposite such Seller's name on Schedule 1.1 hereto, each Seller will transfer to the Purchaser good and valid title to all of the Securities owned by such Seller set forth opposite such Seller's name on
Schedule 1.1, free and clear of any and all Liens. The Sellers have not received any payments from the Company in respect of the Securities.

         2.2 AUTHORIZATION; ENFORCEABILITY. Each Seller is duly organized and validly existing and in good standing under the laws of its State of incorporation. Each Seller has full right, capacity, power, and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereunder including, without limitation, the sale of the Securities to the Purchaser. All requisite action of the part of each Seller for the authorization, execution and delivery of this Agreement and the performance of the obligations of Seller hereunder has been taken or will be taken prior to the Closing. This Agreement constitutes a legal, valid and binding obligation of each Seller, enforceable against such Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization or similar laws in effect which affect the enforceability of creditors' rights generally, or equitable principles.

         2.3 SECURITIES DOCUMENTS. Exhibits A, B and C are true and complete copies of the only documents which have been located by each Seller evidencing the Securities. The Securities have not been amended or modified since the date issued. To the knowledge of each Seller, the Securities set forth opposite such Seller's name on Schedule 1.1, constitute legal, valid and binding obligations of the Company and the Subsidiaries. To the knowledge of each Seller, the Securities set forth opposite such Seller's name on Schedule 1.1, are, as of the date hereof, and will be after their transfer from such Seller to the Purchaser as contemplated in the Agreement, enforceable against the Company and the Subsidiaries, in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforceability of creditors' rights generally, or equitable principles. To the knowledge of each Seller there is, as of the date hereof, and after giving effect to the transfer of the Securities set forth opposite each Seller's name on Schedule 1.1 will be no right of offset, defense, claim or objection in favor of the Company or any Subsidiary arising out of or with respect to any of the obligations of the Company or any Subsidiary with respect to any of the Securities. As used in this Agreement, the term "SUBSIDIARY" means any corporation or other entity in which the Company is entitled by virtue of its ownership of securities (or equivalent interests) to elect a majority of the directors (or persons performing equivalent functions).

         2.4 NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereunder will violate or conflict with the organizational documents of any Seller or violate, conflict with, or allow the termination of, constitute a default under, or cause the acceleration or the maturity of, any debt or obligation pursuant to any agreement or commitment to which any Seller is a party or by which it is bound, or violate any law, judgment, decree, order, regulation or rule of any court or governmental authority to which such Seller is subject.


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         2.5 CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES OR OTHERS. No
consent, approval or authorization of, or declaration, filing or registration with, any person including any governmental or regulatory authority, is required to be made or obtained by each Seller in connection with the execution, delivery and performance of this Agreement or the consummation by such Seller of the transactions contemplated hereunder.

3.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser represents and warrants to each of the Sellers as follows:

         3.1 ORGANIZATION. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware.

         3.2 AUTHORIZATION. The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All requisite action on the part of the Purchaser for the authorization, execution and delivery of this Agreement and the performance of the obligations of the Purchaser hereunder has been taken or will be taken prior to Closing. This Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforceability of creditors' rights generally, or equitable principles.

         3.3 INVESTMENT INTENT. Buyer is acquiring the Securities for its own account, for investment purposes only and not with a view to, or for sale or resale in connection with, any public distribution thereof or with any present intention of selling, distributing or otherwise disposing of the Securities. Purchaser understands that the Securities are "restricted securities" under the federal securities laws inasmuch as they are being acquired from Sellers in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may only be resold without registration under the Securities Act of 1933, as amended, in limited circumstances. The Purchaser is sophisticated in financial matters and transactions of the nature contemplated by this Agreement.

4.       CONDITIONS TO PURCHASER'S OBLIGATIONS TO CLOSE

         The obligations of the Purchaser to consummate the Closing is subject to the fulfillment (or waiver in writing by the Purchaser), on or before the Closing Date, of each of the following conditions:

         4.1      REPRESENTATIONS AND WARRANTIES; PERFORMANCE.

         (a) (i) The representations and warranties set forth in this Agreement made by each of the Sellers shall be true and correct as of the Closing Date as if made on the Closing Date and (ii) each of the Sellers shall have performed all obligations and complied with all covenants and agreements required to be performed or to be complied with by it under this Agreement in all material respects on or prior to the Closing Date.


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

         4.2 CONSENTS. All governmental consents and all consents, approvals or authorizations which Sellers actually know are necessary to consummate the transactions contemplated by this Agreement shall have been obtained.

         4.3 ABSENCE OF LITIGATION. On the Closing Date, no law, regulation, judgment, injunction, order or decree shall prohibit the consummation of the transactions contemplated hereby. Without limiting the generality of the foregoing, the sale of the Securities shall not be required to be registered under the Securities Act of 1933, as amended.

         4.4 SUPPORTING DOCUMENTS. On or before the Closing Date the Purchaser shall have received copies of the following documents:

         (a) the Certificate of Incorporation of the Company certified as of a recent date by the Secretary of State of the State of New York and the Certificate of Incorporation or other organizational document of each Subsidiary certified as of a recent date by the Secretary of State of the jurisdiction of organization of each Subsidiary;

         (b) a certificate of the Secretary of State of the State of New York dated as of a recent date as to the due incorporation and good standing of the Company, the payment of all franchise taxes by the Company and listing all documents of the Company on file with said Secretary of State and a good standing certificate dated as of a recent date as to the due organization and good standing, the payment of all franchise taxes and listing all of the documents on file of each Subsidiary from the Secretary of State of the jurisdiction of organization of such Subsidiary; and

         (c) Evidence, satisfactory to the Purchaser that cash held by the Company was $2,725,000 on May 19, 2003.

         4.5 DIRECTORS. The Purchaser shall have received written resignations from each member of the Company's Board of Directors which were appointed by the Sellers.


5.       COVENANTS OF THE SELLERS

         5.1 FURTHER ASSURANCES; POST CLOSING COOPERATION. At any time or from time to time after the Closing, each Seller shall execute and deliver to the Purchaser such documents, certificates and instruments as Purchaser may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement, including such documents, certificates and instruments to cause the transfer of record and beneficial ownership of the Securities to the Purchaser.

         5.2 DISTRIBUTIONS . In the event any Seller receives at any time any property, cash, securities or other distribution from the Company on account of or with respect to the Securities or other rights transferred to the Purchaser under this Agreement, such Seller will promptly notify the Purchaser that it has received such distribution and will promptly remit such distribution to the Purchaser in the identical form in which it was received.



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6.       CONDITIONS TO SELLERS' OBLIGATIONS TO CLOSING

         The obligation of each Seller to consummate the Closing is subject to the fulfillment (or waiver in writing by such Seller), on or before the Closing Date of each of the following conditions:

         6.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE. (a) The representations and warranties set forth in this Agreement made by the Purchaser shall be true and correct as of the Closing Date as if made on the Closing Date and (b) the Purchaser shall have performed all obligations and complied with all covenants and agreements required to be performed or to be complied with by it under this Agreement in all material respects on or prior to the Closing Date.

         6.2 PRICE. The Purchaser shall have paid the Seller Purchaser Price to each Seller in accordance with Section 1.3.

7.       INDEMNIFICATION.

         7.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The warranties and representations set forth in Articles 2 and 3 shall survive the execution of this Agreement and the Closing until the date that is eighteen months after the Closing Date except (i) as to matters with respect to which a party shall have given written notice of any claim within such period which shall not terminate until such claim has been finally settled, decided or adjudicated. The covenants and agreements contained in this Agreement to be performed following the Closing shall survive the execution and delivery of this Agreement until the period of applicable performance.

         7.2          INDEMNIFICATION.

         (a) Subject to the following provisions of this Article 7, commencing on the Closing Date, each Seller severally and not jointly, shall defend, indemnify and hold harmless, the Purchaser and any of its respective officers, directors, employees, and Affiliates, from any and all Claims, which any of them may incur or suffer as a result of or arising out of any breach of the representations, warranties, covenants or agreements of such Seller set forth in
Article 2 of this Agreement and for which claim has been made during the applicable periods hereunder; PROVIDED, that in no event shall any Seller be obligated to indemnify the Purchaser for any amounts in excess of that Seller's Seller Purchase Price as set forth on Schedule 1.1(a), (b) or (c) hereto, as the case may be. As used in this Agreement, the term "AFFILIATE", as used with reference to any person means any person controlling, controlled by or under common control with such person. Control for purposes of this definition, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities or by contract or otherwise.

         (b) Subject to the following provisions of this Article 7, commencing on the Closing Date, Purchaser shall defend, indemnify and hold harmless each Seller and any of their respective officers, directors, employees and Affiliates from any and all Claims, which such Seller may incur or suffer as a result of or arising out of any breach of the representations, warranties, covenants or agreements of Purchaser set forth in this Agreement and for which claim has been made during the applicable periods hereunder.


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         7.3      INDEMNIFICATION PROCEDURE; ARBITRATION.

         (a) In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "INDEMNIFIED PARTY"), written notice shall be given by the Indemnified Party to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party (at the expense of such Indemnifying Party) shall have the right to assume the defense of any claim or any litigation resulting therefrom, PROVIDED, that (a) counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and (b) the failure of any Indemnified Party to give written notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such Indemnifying Party is materially prejudiced as a result of such failure to give notice. In no event will the Indemnified Party admit any liability with respect thereto or settle, compromise, pay or discharge the same without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall have been advised by its counsel that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right to employ counsel to represent it at the sole cost (provided such costs are reasonable) of the Indemnifying Party, such costs to be paid by the Indemnifying Party to the Indemnified Party during the conduct of such defense, settlement, negotiations or litigation, PROVIDED, that if the Indemnified Party does so employ counsel , the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided within thirty (30) business days of its receipt of written notice of such claim by an Indemnified Party, the Indemnified Party shall have the right to assume the defense of such claim subject to the provisions of this Article 7; PROVIDED, for the avoidance of doubt, that the Indemnified Party shall not settle or otherwise dispose of such claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. In any event, each Seller and the Purchaser, as the case may be, shall cooperate in the defense of any claim or litigation subject to this Article 7 and the records of each shall be reasonably available to the other with respect to such defense.


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         (b) If the Indemnified Party believes that a matter has occurred that entitles it to indemnification under Article 7 (other than matters covered by Section 7.3(a) above), the Indemnified Party shall give prompt written notice to the Indemnifying Party describing such matter in reasonable detail, including the nature and basis of the claim and reasonably sufficient, detailed information of damages as then known ("INDEMNIFICATION CLAIM"). The Indemnified Party shall be entitled to supplement its Indemnification Claim from time to time thereafter by further written notices as they are established. The Indemnifying Party shall send a written response to such Indemnification Claim within thirty (30) business days after receipt of the Indemnification Claim stating its acceptance or objection to the Indemnification Claim, and explaining its position with respect thereto in reasonable detail. If such Indemnifying Party does not respond within such thirty (30) business day period, it will be deemed to have accepted the Indemnified Party's Indemnification Claim as specified in the notice given by the Indemnified Party. If the Indemnifying Party gives a timely objection notice, then the parties will use commercially reasonable efforts to attempt to resolve the dispute. Upon the expiration of an additional twenty (20) business day period from the date of the objection notice or such longer period as to which the Indemnified and Indemnifying Parties may agree, any such dispute shall be submitted to arbitration in New York County to a member of the American Arbitration Association mutually appointed by the Indemnified and Indemnifying Parties (or, in the event the Indemnified and Indemnifying Parties cannot agree on a single such member, to a panel of three members selected in accordance with the rules of such Association), who shall promptly arbitrate such dispute in accordance with the rules of such Association and report to the parties upon such disputed items, and such report shall be final, binding and conclusive on the parties. Judgment upon the award by the arbitrator(s) may be entered in any court having jurisdiction. All reasonable fees and expenses of the arbitrators and costs of arbitration shall be paid as determined by the arbitrators and to the extent not so determined, each party shall pay its own expenses.

8.       CONFIDENTIAL INFORMATION

         In the event the transactions contemplated by this Agreement are not consummated, each party hereto will hold all non-public confidential information which it obtained from the other parties hereto in the course of negotiating this Agreement, which it did not previously know or which was not previously in the public domain, confidential; no party will directly or indirectly use such information until the same shall become in the public domain (other than by disclosure by a party hereto receiving such information for use pursuant hereto), and each party will return to the applicable party all documents, objects and records obtained from such other party pursuant hereto or derived therefrom which are not in the public domain.

9.       MISCELLANEOUS.

         9.1 EXPENSES. Except as provided for herein, each of the parties hereto shall bear all expenses incurred by it in connection with this Agreement and in consummation of the transactions contemplated hereby and in preparation therefor.

         9.2 NOTICES. All notices, demands, waivers, requests and other communications required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed duly given three days after mailing if mailed by registered mail, postage prepaid, return receipt requested, or the day following mailing if by Federal Express or similar overnight delivery service, or, when delivered if delivered personally, at the following addresses pending the designation of another address by written notice in accordance with the provisions hereof, or, in the case of notice by telecopier, upon receipt thereof as confirmed by telephone:


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If to Purchaser:

Skyride Associates, LLC
241 Fifth Avenue, Suite 302
New York, New York 10016
Attention:  Walter Threadgill

With a copy to:

Joseph L. Cannella, Esq.
Fischbein Badillo Wagner Harding
909 Third Avenue
New York, New York 11501


If to the Sellers:

To them at the addresses set forth on Schedule I hereto, with copies of such notices to be provided as set forth on Schedule I hereto.


         9.3 ENTIRE AGREEMENT. This Agreement and the Disclosure Schedules contain all the terms agreed upon between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings with respect to the subject matter hereof, whether oral or written. This Agreement may not be changed or modified, except by agreement in writing, signed by all of the parties hereto.

         9.4 HEADINGS. The headings of the Sections of this Agreement are for convenience of reference only and shall not be deemed to explain, limit or amplify the provisions hereof.

         9.5 ASSIGNMENT; SUCCESSORS IN INTEREST. None of the Sellers, the Company or Purchaser may transfer or assign its rights, duties or obligations hereunder or any part hereof to any other person or entity without the prior written consent of the other parties hereto, which consent shall not be unreasonably withhed; provided that the Purchaser may assign all or any portion of its rights and obligations under this Agreement to a direct or indirect wholly owned subsidiary provided that the Purchaser shall continue to remain obligated hereunder. Except as otherwise specifically provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, personal representatives, successors and assigns. The obligations of the Sellers under this Agreement are several, not joint without preference or distinction between them.


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         9.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

         9.7 GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with and governed in all respects by the laws of the State of New York applicable to contracts made and to be performed therein. Any dispute arising hereunder shall be adjudicated exclusively in the Federal and State Courts of the State of New York located in the County of New York, as to which courts the parties waive any claim of inconvenient forum. Each of the parties hereby waives, to the extent permitted by applicable law, trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Agreement, or the validity, protection, interpretation, collection or enforcement thereof.

         9.8 BROKERAGE. None of the Company, the Sellers or the Purchaser is a party to any agreement with any finder, broker or other person, or in any way obligated to any finder, broker or other person for any commission, fees or expenses in connection with the origin, negotiation, execution or performance of this Agreement, and each shall indemnify the others and hold them harmless against and in respect of any claim for brokerage, finders fees, or other fees or commissions relative to this Agreement.

         9.9 CONSTRUCTION. This Agreement is to be deemed to have been prepared jointly by the parties hereto after arms-length negotiations, and any uncertainty or ambiguity existing herein shall not be interpreted against any party, but according to the application of the rules of interpretation of contracts.

         9.10 NO THIRD PARTY BENEFICIARIES WITH THE EXCEPTION OF THE PARTIES TO THIS AGREEMENT, THERE EXISTS NO RIGHT OF ANY PERSON TO CLAIM A BENEFICIAL INTEREST IN THIS AGREEMENT OR ANY RIGHTS OCCURRING BY VIRTUE OF THIS AGREEMENT.



         9.11 NO OTHER REPRESENTATIONS OR WARRANTIES. Except as specifically and expressly set forth in Article 2, (A) THE SELLERS MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, RELATING TO THE SECURITIES, THE COMPANY OR THE SUBSIDIARIES, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO VALUE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR FOR ORDINARY PURPOSES, OR ANY OTHER MATTER, (B) THE SELLERS MAKE NO, AND HEREBY DISCLAIM ANY, REPRESENTATION OR WARRANTY REGARDING THE COMPANY AND THE SUBSIDIARIES AND (C) THE SECURITIES BEING TRANSFERRED TO PURCHASER ARE CONVEYED ON AS "AS IS, WHERE IS" BASIS AS OF THE CLOSING, AND PURCHASER SHALL RELY UPON ITS OWN EXAMINATION THEREOF. PURCHASER HAS NOT SOUGHT OR RELIED UPON ANY REPRESENTATION, WARRANTIES OR STATEMENTS OF ANY KIND MADE BY OR ON BEHALF OF THE SELLERS OR ANY DOCUMENT PROVIDED BY THE SELLERS EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT.

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

         9.12 SEVERABILITY. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void of unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.





             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.




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





         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed in its name and on its behalf, all as of the day and year first above written.


                               PURCHASER:

                               SKYRIDE ASSOCIATES, LLC



                               By: /S/
                                   ------------------------------------
                                   Name:  Walter Threadgill
                                   Title:  Manager


                               SELLERS:


                               US SMALL  BUSINESS  ADMINISTRATION,  AS
                               RECEIVER  FOR PROSPECT STREET NYC
                               DISCOVERY FUND, L.P.



                               By: /S/
                                   --------------------------------------------
                                   Name:  Gail G. Green
                                   Title: Chief, Account Resolution Branch, SBA



                               THE  BANK  OF  NEW  YORK  AS   TRUSTEE   FOR
                               THE   EMPLOYEES' RETIREMENT PLAN OF
                               KEYSPAN CORPORATION



                               By: /S/
                                   --------------------------------------------
                                   Name:  Michael T. Shayne
                                   Title:  Vice President

                               THE BANK OF NEW YORK AS TRUSTEE FOR
                               THE KEYSPAN CORPORATION NON-
                               BARGAINING HEALTH VEBA



                               By: /S/
                                  -------------------------------------------
                               Name:  Michael T. Shayne
                               Title:  Vice President


                               PROSPECT STREET NYC CO-INVESTMENT FUND, L.P.



                               By: /S/
                                  -------------------------------------------
                               Name:  John Barry
                               Title:

         Schedule 1.1(a) to Securities Purchase Agreement dated September 15, 2003 (Prospect Street NYC Discovery Fund, L.P.)


"Seller Purchase Price": $1,551,600

"Securities"

1. Senior Promissory Note No. 1 dated December 20, 1996 in the principal amount of $1,500,000.00.

2. Senior Secured Demand Note No. 2 dated May 20, 1998 in the principal amount of $435,000.

3. Certificate representing 1,090,909 shares of Series A Convertible Participating Preferred Stock, $.001 par value.

(This Schedule of "Securities" does not include any class of Common Stock or warrants to purchase any class of Common Stock).

The Seller only possesses a copy of the document evidencing the Security listed in Item 1 above and possesses originals of the documents evidencing the Securities listed in Items 2 and 3 above.

Notices:

Gail Green, Esquire
Chief, Account Resolutions Branch
Office of Liquidation
U.S. Small Business Administration
409 Third Street, S.W.
Washington, D.C. 20416

         Schedule 1.1(b) to Securities Purchase Agreement dated September 15, 2003 (Prospect Street NYC Co-Investment Fund, L.P.)


"Seller Purchase Price": $1,072,200

"Securities"


1. Senior Promissory Note No. 5 dated March 14, 1997 in the principal amount of $450,000.

2. Senior Secured Demand Note No. PSNYC-1 dated April 1, 2000 in the principal amount of $500,000 (issued pursuant to the Senior Secured Credit Agreement dated as of May 20, 1998).

3. Additional loan in the principal amount of $500,000.

(This Schedule of "Securities" does not include any class of Common Stock or warrants to purchase any class of Common Stock).

The Seller possesses (i) a copy of the document evidencing the Security listed in Item 1 above, (ii) an original version of the document evidencing the Security listed in Item 2 above and (iii) no documentation whatsoever evidencing the Security listed in Item 3 above.

Notices:

John Barry
Prospect Street NYC Co-Investment Fund, L.P
10 East 40th Street
                                                  New York, N.Y. 10016

         Schedule 1.1(c) to Securities Purchase Agreement dated September 15, 2003 (Employees' Retirement Plan of Keyspan Corporation and Keyspan Corporation Non-Bargaining Health VEBA)


"Seller Purchase Price": $3,376,200

"Securities"

1. Senior Promissory Note No. 2 dated December 26, 1996 in the principal amount of $1,000,000.

2. Senior Promissory Note No. 3 dated December 31, 1996 in the principal amount of $500,000.

3. Senior Promissory Note No. 4 dated February 18, 1997 in the principal amount of $500,000.

4. Senior Promissory Note No. 6 dated March 21, 1997 in the principal amount of $500,000.

5. Senior Secured Demand Note No. 1 dated May 20, 1998 in the principal amount of $500,000.

6. Senior Secured Demand Note in the principal amount of $1,350,000.

The Seller only possesses (i) copies of documents evidencing the Securities listed in Item 1, Item 2 and Item 3; (ii) unsigned copies of documents filed by the Company with the SEC evidencing the Securities listed in Item 4 and Item 5; and (iii) a copy of the first amendment to the Senior Secured Credit Agreement, as amended on May 29, 1998 (the "First Amendment"), which copy is unsigned by the Borrowers (as defined in the Senior Secured Credit Agreement) evidencing the Security listed in Item 6.

(This Schedule of "Securities" does not include any class of Common Stock or warrants to purchase any class of Common Stock).




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